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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2001


                         LUCAS EDUCATIONAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                   0-24374                62-1690722
----------------------------    ----------------      -------------------
(State or other jurisdiction    (Commission File       (I.R.S. Employer
    of incorporation)                Number)          Identification No.)


               17950 Preston Road, Suite 912, Dallas, Texas 75252
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 972.267.7250


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ITEM 5.        OTHER EVENTS

On February 28, 2001 the Board of Directors of the company resolved that the company maximize its value by ceasing current operations and pursue a merger candidate that might value the public entity after the current operations have been removed. All employees are to be terminated effective immediately. Mr. Jerry Lucas has resigned from the Board of Directors to pursue personal interests. The remaining Board members will proceed to wind down the operations in an orderly manner to maximize the residual value of the public entity.


ITEM 7.        EXHIBIT

        (b)    Exhibit

        Exhibit 22.1 -- Press Release dated February 28, 2001
        Exhibit 22.2 -- Lucas Agreement and Release dated February 28, 2001
        Exhibit 22.3 -- Gullo Agreement and Release dated February 28, 2001
        Exhibit 22.4 -- Crowell Agreement and Release dated February 28, 2001


                                    SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LUCAS EDUCATIONAL SYSTEMS, INC.




                                        By:  /s/ Steven R. Crowell
                                           -------------------------------------
                                           Steven R. Crowell
                                           Chief Financial Officer



Dated:  March 8, 2001


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                                INDEX TO EXHIBIT

Exhibit
Number                               Exhibit
------                               -------
22.1              Press Release dated February 28, 2001
22.2              Lucas Agreement and Release dated February 28, 2001
22.3              Gullo Agreement and Release dated February 28, 2001
22.4              Crowell Agreement and Release dated February 28, 2001


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